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                                                                   EXHIBIT 10.10

                                    ADDENDUM

                            TO OFFICE BUILDING LEASE

                          TO LEASE DATED JULY 1, 1996

           BETWEEN TRANSCONTINENTAL REALTY INVESTORS, INC., LANDLORD

       AND AAXICO SALES, INC. and SATELLITE ACCESS SYSTEMS, INC., TENANT

     THIS ADDENDUM is made this 1st day of July, 1996, by and between TRANSCONTINENTAL REALTY INVESTORS, INC., as Landlord, and AAXICO SALES, INC. and SATELLITE ACCESS SYSTEMS, INC., as Tenant.

     WHEREAS, Landlord and Tenant are the parties to the above-described Lease for the Premises; and

     WHEREAS, the parties desire to amend said Lease.

     NOW THEREFORE, in consideration of the mutual promises and obligations contained herein, the adequacy and sufficiency of which is hereby acknowledged, Landlord and Tenant contract and agree as follows:

1. Renewal Option - provided Tenant is not in default of this Lease, Tenant shall have the option to renew this Lease one time by written notice to Landlord not later than six (6) months or earlier than nine (9) months prior to lease expiration, for a term of four (4) years under the same terms and conditions as provided herein, except that the Base Rent shall be at the current market rate at the time the option is exercised.

2. Installation of Satellite Array - Landlord shall permit Tenant to erect, at no cost to Landlord, a satellite array on the roof of the Building or at the Project subject to compliance with all laws, codes, ordinances and regulations and subject to the location and manner of construction of the array being approved by Landlord and satisfactory to Tenant. Landlord and Tenant agree that the satellite array shall remain the personal property of Tenant and shall not become a fixture. All costs of erecting, maintaining, insuring and removing the array as well as repairs or restoration to the site of installation shall be the sole responsibility of Tenant. Tenant will be responsible for all damages caused by such erection, maintenance or removal. The satellite array shall not exceed the specifications as detailed in attached "Exhibit G".

     EXCEPT AS HEREBY AMENDED, all other provisions of said Lease are hereby confirmed and ratified.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum on the date first above written.
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LANDLORD: TRANSCONTINENTAL REALTY                TENANT: AAXICO SALES, INC.
            INVESTORS, INC.

By: /s/ David W. Starowicz                       By: Illegible
   -------------------------------                  ----------------------------------
        David W,. Starowicz,
        Vice President                              Title: President

        7/8/96                                      July 2, 1996
   -------------------------------                  ----------------------------------
   Date                                             Date

WITNESS: /s/ Michelle C. McDowell                WITNESS: /s/ Melanie F. Woods
        --------------------------                       -----------------------------

WITNESS: /s/ Andrea J. Rogers                    WITNESS: /s/ Cristina Gonzalez
        --------------------------                       -----------------------------

                                                 TENANT: SATELLITE ACCESS SYSTEMS, INC


                                                 By: Illegible
                                                    ----------------------------------
                                                     CEO

                                                    June 28, 1996
                                                    ----------------------------------
                                                    Date

                                                 WITNESS: Illegible
                                                 -------------------------------------

                                                 WITNESS: Illegible
                                                 -------------------------------------

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